                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

          Delaware                      1-14120                  52-1611421
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Credit and Security Agreement

     On March 29, 2005,  Blonder Tongue  Laboratories,  Inc. (the "Company") and
its majority-owned subsidiary, BDR Broadband, LLC ("BDR"), as Borrowers, and its
wholly-owned  subsidiary,  Blonder  Tongue  Investment  Company,  as  Guarantor,
executed a First  Amendment to Credit and Security  Agreement (the  "Amendment")
with National City Business  Credit,  Inc.  ("NCBC") and National City Bank (the
"Bank").  The  Amendment  (i)  modifies  the  definition  of "EBITDA" to exclude certain  non-cash  items  from  the  calculation  thereof,  (ii)  increases  the applicable  interest  rates  for  each  of (a) the  $10.0  million  asset  based revolving  credit  facility and (b) the $3.5 million term loan  facility,  by 25 basis points until such time as the Company has met certain financial  covenants for two consecutive  fiscal  quarters,  (iii) imposes an  availability  block of
$500,000  under the Company's  borrowing base until such time as the Company has met certain financial  covenants for two consecutive  fiscal quarters,  and (iv)
retroactively defers applicability of the fixed charge coverage ratio until June
30,  2006  and  increases  the  required   ratio  from  1.00:1.00  to  1.10:1.00
thereunder.

Stock Option Grants to Executive Officers

     On March 28, 2006, the Compensation  Committee of the Board of Directors of
the Company granted an option to purchase  shares of the Company's  common stock to each of its executive officers, including the Chief Executive Officer and the
President.  The executive  officers who received an option are Peter Daly, Emily
Nikoo, Norman Westcott,  Eric Skolnik,  Allen Horvath, Kant Mistry, James Luksch
and Robert Palle, Jr. An option to purchase 25,000 shares was granted to each of
Messrs. Westcott,  Skolnik, Mistry and Horvath. Mr. Luksch received an option to purchase  45,000  shares,  Mr.  Palle and Ms.  Nikoo each  received an option to purchase  35,000  shares,  and Mr. Daly  received  an option to purchase  20,000 shares.  All of these  options  were  granted  pursuant  to the  Company's  2005
Employee Equity Incentive Plan. All of the options were granted as tax-qualified incentive stock options, except the options received by Messrs. Luksch and Palle and Ms. Nikoo, each of whom received  non-qualified  stock options.  The options will become  exercisable in three equal  installments  on the first,  second and third  anniversary  of the date of grant and will expire on March 27, 2016.  The exercise price of the options is $1.905 per share, but is subject to increase if the fair market value of the common stock is higher than $1.905 per share on the second  trading day  following  the date of public  disclosure  of the Company's financial  results for the first quarter  ending March 31, 2006. If higher,  the exercise price will be equal to the fair market value (equal to the mean average of the high and low selling prices as reported on the American  Stock  Exchange)
of the  common  stock on the second  trading  day  following  the date of public disclosure of the Company's financial results for the first quarter ending March
31, 2006.

Stock Option Grants to Directors

     On March 28, 2006, the Board of Directors of the Company  granted an option to purchase  shares of the  Company's  common stock to each of its  non-employee directors,  other than James H.  Williams.  The directors who received an option are Robert Heaton, James F. Williams,  Stephen Necessary,  Robert Mayer and Gary
Scharmett.  Each of these directors received an option to purchase 10,000 shares of the Company's common stock. All of these options were granted pursuant to the
Company's  2005  Director  Equity   Incentive  Plan.  The  options  will  become
exercisable  on March 28, 2007 and will expire on March 27,  2016.  The exercise price of the options is $1.905 per share, but is subject to increase if the fair market  value of the common  stock is higher than $1.905 per share on the second trading day following the date of public  disclosure of the Company's  financial results for the first  quarter  ending March 31, 2006.  If higher,  the exercise price will be equal to the fair market  value  (equal to the mean average of the high and low selling prices as reported on the American  Stock  Exchange) of the common stock on the second  trading day following the date of public  disclosure of the Company's financial results for the first quarter ending March 31, 2006.

     Also on March 28, 2006, Compensation Committee of the Board of Directors of
the Company granted an option to purchase 10,000 shares of the Company's  common stock to John Dwight who is a director of the Company and is also the  Assistant to the President. The option was granted pursuant to the Company's 2005 Employee
Equity  Incentive Plan as a  tax-qualified  incentive  stock option.  The option becomes  exercisable in three equal installments on the first,  second and third anniversary of the date of grant and will expire on March 27, 2016. The exercise price of the option is $1.905 per share,  but is subject to increase if the fair market  value of the common  stock is higher than $1.905 per share on the second trading day following the date of public  disclosure of the Company's  financial results for the first  quarter  ending March 31, 2006.  If higher,  the exercise price will be equal to the fair market  value  (equal to the mean average of the high and low selling prices as reported on the American  Stock  Exchange) of the common stock on the second  trading day following the date of public  disclosure of the Company's financial results for the first quarter ending March 31, 2006.

Criteria under Bonus Plan

     On March 28, 2006, the Compensation  Committee of the Board of Directors of
the  Company   determined  that  the  following   executive   officers  will  be
participants in the Blonder Tongue  Executive  Officer Bonus Plan for the fiscal year ending December 31, 2006 ("Bonus Year"): Peter Daly, Alan Horvath, James A.
Luksch, Kant Mistry, Emily Nikoo, Robert J. Palle, Jr., Eric Skolnik, and Norman
Westcott.

     These  participants  will be entitled to share in a Bonus Pool based upon a subjectively  determined  allocation,  which has not yet been  finalized  by the
Compensation  Committee.  The Bonus  Pool will be equal to the sum of (i) thirty percent  (30%) of the first  $1,000,000  (or portion  thereof) of the  Company's pre-tax income,  plus (ii) twenty percent (20%) of the Company's pre-tax income, in excess of $1,000,000,  but less than or equal to  $2,000,000,  plus (iii) ten percent (10%) of the Company's pre-tax income,  in excess of $2,000,000,  all as set forth on the Company's audited  financial  statements for the Bonus Year (in all cases  calculated  before  taking  into  account  any accrual for such Bonus
Pool); provided, however, that in no event will the Bonus Pool exceed the sum of the Base Salary (as defined below) of all  participants,  in the aggregate.  The maximum bonus that may be paid to any participant, regardless of the size of the
Bonus  Pool,  is 100% of the  participant's  base  salary as of January 1 in any
Bonus Year  ("Base  Salary").  Also,  no bonus  will be paid to any  participant unless the Bonus Pool equals or exceeds $90,000.

ITEM 5.02. DEPARTURE OF DIRECTOR.

     On March 28, 2006, James H. Williams notified the Board of Directors of the
Company  that he will not stand for  re-election  as a Class II  Director of the
Company at the 2006 Annual  Meeting of  Shareholders  to be held on May 24, 2006
(the "2006 Annual  Meeting").  Mr. Williams will continue to serve as a Class II
Director until his term expires at the 2006 Annual  Meeting.  Mr. Williams noted
that his decision was for personal reasons and not due to any disagreement  with the Company on any matter  relating  to the  Company's  operations,  policies or practices.  Mr.  Williams  will  continue to advise the Company  pursuant to his existing Consulting Agreement.

     In connection with Mr. Williams' decision not to stand for re-election, the
Board of Directors determined to reduce the number of directors constituting the entire  Board of  Directors  from nine (9)  directors  to eight  (8)  directors, eliminating  one (1)  position  from the Class II  Directors,  effective  at the upcoming 2006 Annual Meeting.  As such, only two (2) directors will be nominated for election to the Board as Class II Directors at the 2006 Annual Meeting.

     James A. Luksch,  the Company's Chief Executive Officer and Chairman of the
Board of  Directors,  expressed  the  Board's  and the  Company's  thanks to Mr.
Williams for his many years of dedication and service to the Company.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                               BLONDER TONGUE LABORATORIES, INC.

                               By: /s/ Eric Skolnik
                                    Eric Skolnik
                                    Senior Vice President and
                                     Chief Financial Officer

Date: April 3, 2006